SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
AB Sustainable International Thematic Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AB Cap Fund, Inc.
 AB Small Cap Growth Portfolio

AB Core Opportunities Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.
AB New York Portfolio

AB Municipal Income Fund II
AB Massachusetts Portfolio
AB Ohio Portfolio
AB Sustainable International Thematic Fund, Inc. AB Trust AB International Value Fund The AB Portfolios AB Growth Fund (the “Funds”)

January 7, 2019

Dear Shareholder:

I am writing to ask for your vote at the adjourned session of the Joint Meeting of Shareholders (“Meeting”) of the Funds scheduled for March 12, 2019. The purpose of the Meeting is to consider and vote upon the approval of new investment advisory agreements for each Fund with AllianceBernstein L.P. (the “Adviser”). The approval of new advisory agreements is required as a result of certain anticipated changes to the indirect ownership of the Adviser, in connection with a plan by AXA S.A. to divest over time its remaining ownership interest in AXA Equitable Holdings, Inc. The material terms of the proposed new investment advisory agreements are identical to the material terms of the current investment advisory agreements.

Please take a minute to cast your vote. Each Board of Directors/Trustees recommends that you vote “FOR” the proposal.

Your vote “FOR” the proposal will help ensure the approval of the new investment advisory agreements and that existing investment advisory services can continue uninterrupted.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or internet. Voting is quick and easy. Please vote as soon as possible to save the expense of additional solicitations.

Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitation firm, has been selected to assist shareholders in the proxy solicitation process. If we have not received your proxy authorization as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your votes. If you have any questions about the proposal or the voting instructions, please call Broadridge toll free at (844) 670-2143.

Please vote as soon as possible to avoid additional contact from our proxy solicitation firm.

Sincerely,

/s/ Robert M. Keith

Robert M. Keith
President of AB Funds

AB Cap Fund, Inc.
 AB Small Cap Growth Portfolio

AB Core Opportunities Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.
AB New York Portfolio

AB Municipal Income Fund II
AB Massachusetts Portfolio
AB Ohio Portfolio
AB Sustainable International Thematic Fund, Inc. AB Trust AB International Value Fund The AB Portfolios AB Growth Fund (the “Funds”)

January 7, 2019

Dear Shareholder:

I am writing to ask for your vote at the adjourned session of the Joint Meeting of Shareholders (“Meeting”) of the Funds scheduled for March 12, 2019. The purpose of the Meeting is to consider and vote upon the approval of new investment advisory agreements for each Fund with AllianceBernstein L.P. (the “Adviser”). The approval of new advisory agreements is required as a result of certain anticipated changes to the indirect ownership of the Adviser, in connection with a plan by AXA S.A. to divest over time its remaining ownership interest in AXA Equitable Holdings, Inc. The material terms of the proposed new investment advisory agreements are identical to the material terms of the current investment advisory agreements.

As you may recall from previous mailings, each Board of Directors/Trustees unanimously recommends approval of the proposal.

Your vote “FOR” the proposal will help ensure the approval of the new investment advisory agreements and that existing investment advisory services can continue uninterrupted.

Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or internet. Voting is quick and easy. Please vote as soon as possible to save the expense of additional solicitations.

Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitation firm, has been selected to assist shareholders in the proxy solicitation process. If we have not received your proxy authorization as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your votes. If you have any questions about the proposal or the voting instructions, please call Broadridge toll free at (844) 670-2143.

Please vote as soon as possible to avoid additional contact from our proxy solicitation firm.

Sincerely,

/s/ Robert M. Keith

Robert M. Keith
President of AB Funds

AB Cap Fund, Inc.
AB Small Cap Growth Portfolio

AB Core Opportunities Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.
AB New York Portfolio

AB Municipal Income Fund II
AB Massachusetts Portfolio
AB Ohio Portfolio
AB Sustainable International Thematic Fund, Inc. AB Trust AB International Value Fund The AB Portfolios AB Growth Fund (the “Funds”)

January 7, 2019

Dear Shareholder:

Enclosed are the materials notifying you of the adjourned session of the Joint Meeting of Shareholders of the Funds scheduled for March 12, 2019. YOU HAVE PREVIOUSLY VOTED YOUR SHARES.

•	IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.
•	IF YOU WISH TO CHANGE YOUR VOTE, please call Broadridge Financial Solutions Inc., at (844) 670-2143.

As you may recall from previous mailings, each Board of Directors/Trustees recommends approval of the proposal to approve new investment advisory agreements for each Fund with AllianceBernstein L.P. (the “Adviser”). The approval of new advisory agreements is required as a result of certain anticipated changes to the indirect ownership of the Adviser, in connection with a plan by AXA S.A. to divest over time its remaining ownership interest in AXA Equitable Holdings, Inc. The material terms of the proposed new investment advisory agreements are identical to the material terms of the current investment advisory agreements.

Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitation firm, has been selected to assist shareholders in the proxy solicitation process. If you have any questions about the proposal or the voting instructions, please call Broadridge toll free at (844) 670-2143.

Sincerely,

/s/ Robert M. Keith

Robert M. Keith
President of AB Funds

AB Cap Fund, Inc.
AB Small Cap Growth Portfolio

AB Core Opportunities Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.
AB New York Portfolio

AB Municipal Income Fund II
AB Massachusetts Portfolio
AB Ohio Portfolio

AB Sustainable International Thematic Fund, Inc.

AB Trust
AB International Value Fund

The AB Portfolios
AB Growth Fund

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

NOTICE OF ADJOURNED SESSION OF JOINT MEETING OF SHAREHOLDERS
SCHEDULED FOR MARCH 12, 2019

To the Shareholders of the Funds:

Notice is hereby given that an adjourned session of the Joint Meeting of Shareholders (the “Meeting”) of the funds listed above (individually, a “Fund”, and, collectively, the “Funds”) will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 12, 2019, at 11:00 a.m., Eastern Time. The Meeting is designated as the “Annual” shareholder meeting for each of the Funds. The election of Directors/Trustees as set forth in the original Notice of Joint Meeting of Shareholders, dated August 20, 2018, has been completed.

The Meeting is being reconvened for the following purposes:

1.	To consider and vote upon the approval of new investment advisory agreements for each Fund with AllianceBernstein L.P.
2.	To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The Board of Directors/Trustees of each Fund has established a new record date of December 26, 2018 (the “New Record Date”) for the Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of and to vote at the Meeting (and any further postponements or adjournments thereof).

By Order of the Boards of Directors/Trustees,

Emilie D. Wrapp Secretary

New York, New York
January 7, 2019

IF YOU WERE A SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 13, 2018, THE ORIGINAL RECORD DATE FOR THE MEETING, AND HAVE ALREADY AUTHORIZED YOUR PROXY, YOU DO NOT NEED TO TAKE ANY ACTION AT THIS TIME.

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize proxies to cast your vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail or otherwise authorize your proxy promptly in order for the Meeting to be held as scheduled and to avoid any further proxy solicitation.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

PROXY STATEMENT SUPPLEMENT DATED JANUARY 7, 2019

ADJOURNED SESSION OF JOINT MEETING OF SHAREHOLDERS
March 12, 2019

AB Cap Fund, Inc.
 AB Small Cap Growth Portfolio

AB Core Opportunities Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.
AB New York Portfolio

AB Municipal Income Fund II
AB Massachusetts Portfolio
AB Ohio Portfolio
AB Sustainable International Thematic Fund, Inc. AB Trust AB International Value Fund The AB Portfolios AB Growth Fund (the “Funds”)

1345 Avenue of the Americas

New York, New York 10105

This is a supplement dated January 7, 2019 (“Supplement”), to the proxy statement for the AB Funds, SCB Funds and AB Multi-Manager Alternative Fund dated August 20, 2018 (the “Proxy Statement”), for the joint meeting (the “Meeting”) of shareholders of each investment company (each, a “Company”) and each fund organized as a series of the Company identified in the Proxy Statement. This Supplement and the accompanying Notice of Adjourned Session of Joint Meeting of Shareholders (the “Notice”) relate only to the Funds listed above, as the Meeting for the other funds has already concluded.

The Meeting was originally convened on October 11, 2018, was adjourned to November 14, 2018, and was adjourned again until December 11, 2018. With respect to the Funds, the Meeting has been adjourned until Tuesday, March 12, 2019, at 11:00 a.m., Eastern Time to consider and vote upon the approval of new investment advisory agreements for each Fund with AllianceBernstein L.P (the “Adviser”). The proposal is identical to the proposal that was previously submitted to shareholders. The Board of Directors/Trustees of each Fund has established a new record date as of the close of business on December 26, 2018. (The original record date was the close of business on August 13, 2018.)

INSTRUCTIONS FOR NEW SHAREHOLDERS:

If you have become a shareholder of a Fund since August 13, 2018 – Copies of the Notice and Proxy Statement are enclosed with this Supplement, together with a proxy card relating to the proposal. Please take a moment to authorize a proxy to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 844-670-2143. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.

INSTRUCTIONS FOR SHAREHOLDERS AS OF August 13, 2018:

If you were a shareholder of a Fund as of the close of business on August 13, 2018 – A proxy card relating to the proposal is enclosed. Please consult the Notice and Proxy Statement for more information regarding the proposal. The Proxy Statement is available at www.alliancebernstein.com/abfundsproxy. If you would like another copy of the Notice and the Proxy Statement, please call 844-670-2143, and one will be provided free of charge.

1

•	IF YOU HAVE PREVIOUSLY AUTHORIZED A PROXY TO VOTE YOUR SHARES, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, your duly authorized proxy will vote your shares according to your previous instructions.
•	IF YOU HAVE PREVIOUSLY AUTHORIZED A PROXY TO VOTE YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 844-670-2143.
•	IF YOU DID NOT PREVIOUSLY AUTHORIZE A PROXY TO VOTE YOUR SHARES, please take a moment to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 844-670-2143. AUTHORIZING A PROXY TO VOTE YOUR SHARES NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The information in this Supplement amends the Proxy Statement and supplements any other information about the Meeting previously delivered to you. This Supplement includes updates to certain Appendices to the Proxy Statement to reflect 2018 fiscal year data for certain Funds, as indicated below.

Please read the Proxy Statement and this Supplement carefully for information concerning the proposal to be brought before the adjourned session of the Meeting. We urge you to authorize a proxy to vote your shares by following the applicable instructions that appear on the enclosed proxy card regarding authorizing a proxy to vote by internet, telephone or mail or by calling the Fund’s proxy solicitor toll-free at 844-670-2143. If you attend the adjourned session of the Meeting, you may vote in person even if you have previously returned your proxy card or have authorized a proxy to vote via the internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the adjourned session of the Meeting.

Exhibit A to this Supplement sets forth the number of shares of each Fund issued and outstanding as of the record date, which is the close of business on December 26, 2018. Information regarding person(s) who owned of record or were known by a Fund to beneficially own 5% or more of the Fund’s shares (or class of shares, if applicable) on the close of business on December 26, 2018 is provided in Exhibit B to this Supplement.

As indicated above, this Supplement updates certain information provided in the Appendices to the Proxy Statement. This updated information is provided in Exhibit C to this Supplement: the supplement to Appendix E (Information Regarding Current Agreements) to the Proxy Statement provides updated information on the aggregate amount of management fees paid by certain Funds to the Adviser for the respective most recently ended fiscal years and on net assets as of the respective most recently ended fiscal years; the supplement to Appendix F (Reimbursement of Administrative Expenses to the Adviser) to the Proxy Statement provides updated information on the costs reimbursed by certain Funds to the Adviser for certain administrative services for the respective fiscal years; and the supplement to Appendix J (Fees Paid to Affiliates of the Adviser) to the Proxy Statement provides updated information on the fees paid by certain Funds to the Funds’ distributor and transfer agent, as well as any affiliated brokerage commissions paid for the Funds’ respective fiscal year ends.

To the extent the information in the Proxy Statement has not been amended by this Supplement or the accompanying Notice, such information remains applicable to this solicitation of proxies and the Meeting.

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EXHIBIT A – SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the outstanding shares of each Fund as of the close of business on the record date. Each full share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Fund (Place of Organization)	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I	Class Z	Outstanding Shares
AB Cap Fund, Inc. (MD)
AB Small Cap Growth Portfolio	11,009,671.13	37,216.16	986,786.67	7,320,355.12	642,855.25	793,212.58	7,694,388.12	3,603,914.09	32,088,399.13
AB Core Opportunities Fund, Inc. (MD)	8,098,415.38	69,330.22	1,372,516.10	3,242,170.12	413,417.63	306,444.61	379,016.84	139,401.46	14,020,712.36
AB Large Cap Growth Fund, Inc. (MD)	48,600,086.52	469,187.00	12,064,626.69	58,983,350.52	1,489,015.18	2,019,489.46	8,048,832.03	20,649,752.98	152,324,340.40
AB Municipal Income Fund, Inc. (MD)
AB New York Portfolio	41,705,633.59	17,304.86	5,405,644.43	11,296,665.40	N/A	N/A	N/A	N/A	58,425,248.28
AB Municipal Income Fund II (MA)
AB Massachusetts Portfolio	11,646,798.60	5,154.51	2,913,354.05	4,498,458.27	N/A	N/A	N/A	N/A	19,063,765.43
AB Ohio Portfolio	7,609,373.26	2,607.23	976,559.35	N/A	N/A	N/A	N/A	N/A	8,588,539.84
AB Sustainable International Thematic Fund, Inc. (MD)	11,315,289.57	60,983.57	457,349.53	3,372,817.21	511,067.32	373,576.69	121,765.25	N/A	16,212,849.14
AB Trust (MA)
AB International Value Fund	9,386,445.64	42,337.43	674,569.95	3,603,981.27	994,342.24	759,609.76	356,712.13	N/A	15,817,998.42
The AB Portfolios (MA)
AB Growth Fund	10,865,729.10	288,496.73	959,387.39	1,289,837.28	29,269.57	23,326.45	303,678.15	N/A	13,759,724.67

A-1

EXHIBIT B – STOCK OWNERSHIP

To the knowledge of each Fund, as of December 26, 2018, the persons below owned of record or beneficially 5% or more of the noted class of outstanding shares of the Fund.

Fund	Class	Name	Location	Number of Shares of Class	% of Class

AB Small Cap Growth Portfolio	A	MLPF&S	Jacksonville, FL	680,090	6.18%
	C	Charles Schwab & Co.	San Francisco, CA	94,868	9.61%
	C	MLPF&S	Jacksonville, FL	76,923	7.80%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	245,625	24.89%
	C	National Financial Services LLC	Jersey City, NJ	92,842	9.41%
	C	Raymond James	St. Petersburg, FL	63,220	6.41%
	C	UBS WM USA	Weehawken, NJ	77,679	7.87%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	155,123	15.72%
	Advisor	Morgan Stanley Smith Barney	Jersey City, NJ	2,278,488	31.13%
	Advisor	Pershing LLC	Jersey City, NJ	564,116	7.71%
	Advisor	UBS WM USA	Weehawken, NJ	510,646	6.98%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	432,492	5.91%
	R	American United Life Cust	Indianapolis, IN	75,309	11.71%
	R	National Financial Services LLC	Jersey City, NJ	34,599	5.38%
	R	Patterson & Co. FBO	Charlotte, NC	36,423	5.67%
	R	State Street Bank and Trust	Boston, MA	201,155	31.29%
	R	Voya Retirement Insurance and Annuity Co.	Windsor, CT	48,215	7.50%
	K	FIIOC	Covington, KY	64,164	8.09%
	K	National Financial Services LLC	Jersey City, NJ	247,100	31.15%
	K	Nationwide Trust Company	Columbus, OH	89,856	11.33%
	I	FIIOC	Covington, KY	2,204,924	28.66%
	I	John Hancock Trust Co., LLC	Westwood, MA	391,643	5.09%
	I	MLPF&S	Jacksonville, FL	1,778,205	23.11%
	I	State of South Carolina Trustee	Greenwood Village, CO	996,746	12.95%
	Z	Great-West Trust Company LLC	Greenwood Village, CO	1,220,128	33.86%
	Z	National Financial Services LLC	Jersey City, NJ	454,712	12.62%
	Z	Sanford Bernstein & Co., LLC	White Plains, NY	315,327	8.75%
	Z	Voya Institutional Trust Co	Windsor, CT	188,625	5.23%
	Z	Wells Fargo Bank	Greenwood Village, CO	292,175	8.11%

AB Core Opportunities Fund, Inc.	A	LPL Financial	San Diego, CA	481,716	5.95%
	A	MLPF&S	Jacksonville, FL	630,140	7.78%
	A	National Financial Services LLC	Jersey City, NJ	1,777,287	21.95%
	A	Pershing LLC	Jersey City, NJ	906,112	11.19%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	411,243	5.08%
	B	Ascensus Trust Company	Merrimac, MA	4,292	6.19%
	B	Wells Fargo Clearing Services, LLC	Saint Louis, MO	5,345	7.71%
	C	Charles Schwab & Co.	San Francisco, CA	73,163	5.33%
	C	LPL Financial	San Diego, CA	81,971	5.97%
	C	MLPF&S	Jacksonville, FL	138,983	10.13%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	126,307	9.20%
	C	National Financial Services LLC	Jersey City, NJ	133,792	9.75%
	C	Pershing LLC	Jersey City, NJ	88,014	6.41%
	C	Raymond James	St. Petersburg, FL	231,365	16.86%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	187,976	13.70%
	Advisor	Charles Schwab & Co.	San Francisco, CA	196,440	6.06%
	Advisor	Charles Schwab & Co.	San Francisco, CA	478,081	14.75%
	Advisor	LPL Financial	San Diego, CA	349,456	10.78%
	Advisor	Morgan Stanley Smith Barney	Jersey City, NJ	202,399	6.24%
	Advisor	National Financial Services LLC	Jersey City, NJ	248,903	7.68%
	Advisor	Pershing LLC	Jersey City, NJ	552,042	17.03%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Advisor	Raymond James	St. Petersburg, FL	175,792	5.42%
	Advisor	RBC Capital Markets LLC	Minneapolis, MN	215,652	6.65%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	228,321	7.04%
	R	American United Life	Indianapolis, IN	23,360	5.65%
	R	American United Life	Indianapolis, IN	75,648	18.30%
	R	C.P. & T.P.	Greenwood Village, CO	30,335	7.34%
	R	MLPF&S	Jacksonville, FL	34,584	8.37%
	R	National Financial Services LLC	Jersey City, NJ	124,989	30.23%
	K	Ascensus Trust Company	Fargo, ND	32,232	10.52%
	K	Great-West Trust Company LLC	Greenwood Village, CO	30,434	9.93%
	K	Great-West Trust Company LLC	Greenwood Village, CO	28,968	9.45%
	K	Mid Atlantic Trust Company	Pittsburgh, PA	17,265	5.63%
	K	Nationwide Trust Company	Columbus, OH	105,939	34.57%
	I	FIIOC	Covington, KY	68,941	18.19%
	I	Great-West Trust Company LLC	Greenwood Village, CO	92,495	24.40%
	I	National Financial Services LLC	Jersey City, NJ	24,398	6.44%
	I	Nationwide Trust Company	Columbus, OH	42,788	11.29%
	I	Sanford Bernstein & Co., LLC	White Plains, NY	104,674	27.62%
	Z	Equitable Life for Separate Account	Jersey City, NJ	8,451	6.06%
	Z	FIIOC	Covington, KY	20,620	14.79%
	Z	Saxon & Co.	Philadelphia, PA	11,542	8.28%
	Z	Voya Retirement Insurance and Annuity Co.	Windsor, CT	82,234	58.99%

AB Large Cap Growth Fund, Inc.	A	Charles Schwab & Co.	San Francisco, CA	2,488,119	5.12%
	A	MLPF&S	Jacksonville, FL	7,644,370	15.73%
	A	Morgan Stanley Smith Barney	Jersey City, NJ	2,583,926	5.32%
	A	National Financial Services LLC	Jersey City, NJ	4,248,597	8.74%
	A	Pershing LLC	Jersey City, NJ	3,366,231	6.93%
	A	Wells Fargo Clearing Services LLC	Saint Louis, MO	3,580,055	7.37%
	B	Pershing LLC	Jersey City, NJ	25,353	5.40%
	C	Charles Schwab & Co.	San Francisco, CA	769,696	6.38%
	C	MLPF&S	Jacksonville, FL	1,635,312	13.55%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	1,469,343	12.18%
	C	National Financial Services LLC	Jersey City, NJ	1,070,948	8.88%
	C	Pershing LLC	Jersey City, NJ	953,565	7.90%
	C	Raymond James	St. Petersburg, FL	1,317,013	10.92%
	C	Wells Fargo Clearing Services LLC	Saint Louis, MO	2,104,646	17.44%
	Advisor	LPL Financial	San Diego, CA	7,059,205	11.97%
	Advisor	MLPF&S	Jacksonville, FL	6,509,983	11.04%
	Advisor	National Financial Services LLC	Jersey City, NJ	7,595,783	12.88%
	Advisor	Pershing LLC	Jersey City, NJ	5,605,950	9.50%
	Advisor	Raymond James	St. Petersburg, FL	4,053,213	6.87%
	Advisor	Wells Fargo Clearing Services LLC	Saint Louis, MO	5,134,888	8.71%
	R	DCGT Trustee and/or Custodian	Des Moines, IA	112,970	7.59%
	R	Equitable Life for Separate Account	Jersey City NJ	84,698	5.69%
	R	MLPF&S	Jacksonville, FL	180,067	12.09%
	R	State Street Bank and Trust	Boston, MA	131,494	8.83%
	K	Nationwide Trust Company FSB	Columbus, OH	414,966	20.55%
	I	FIIOC as Agent	Covington, KY	611,114	7.59%
	I	Great-West Trust Company LLC	Greenwood Village, CO	630,450	7.83%
	I	Lincoln Retirement Services Co.	Fort Wayne, IN	522,454	6.49%
	I	MLPF&S	Jacksonville, FL	850,537	10.57%
	I	National Financial Services LLC	Jersey City, NJ	704,574	8.75%
	I	Nationwide Trust Company FSB	Columbus, OH	1,583,318	19.67%
	I	Reliance Trust Co.	Atlanta, GA	433,342	5.38%
	Z	Great-West Trust Company LLC	Greenwood Village, CO	1,917,020	9.28%
	Z	Great-West Trust Company LLC	Greenwood Village, CO	1,178,299	5.71%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	Z	National Financial Services LLC	Jersey City NJ	1,611,093	7.80%
	Z	Voya Retirement Insurance and Annuity Co.	Windsor, CT	2,892,714	14.01%

AB New York Portfolio	A	JPMorgan Securities LLC	Brooklyn, NY	8,795,311	21.09%
	A	MLPF&S	Jacksonville, FL	2,113,270	5.07%
	A	Morgan Stanley Smith Barney	Jersey City, NJ	2,512,079	6.02%
	A	National Financial Services LLC	Jersey City, NJ	5,516,859	13.23%
	A	Pershing LLC	Jersey City, NJ	8,804,739	21.11%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	2,101,103	5.04%
	B	A.M.	Sunnyside, NY	2,232	12.90%
	B	G.S.R. TOD	Brooklyn, NY	1,236	7.14%
	B	M.D.	Brooklyn, NY	2,870	16.59%
	B	M.B.TOD/DE	Malaga, Spain	2,948	17.04%
	B	R.C.K.	Brooklyn, NY	4,960	28.66%
	B	R.A.P. & G.S.P. JTWROS	East Brunswick, NJ	1,695	9.80%
	C	JPMorgan Securities LLC	Brooklyn, NY	1,615,256	29.88%
	C	MLPF&S	Jacksonville, FL	325,448	6.02%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	447,942	8.29%
	C	Pershing LLC	Jersey City, NJ	1,458,776	26.99%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	464,567	8.59%
	Advisor	Charles Schwab & Co.	San Francisco, CA	1,278,215	11.31%
	Advisor	LPL Financial	San Diego, CA	874,151	7.74%
	Advisor	MLPF&S	Jacksonville, FL	1,255,328	11.11%
	Advisor	Morgan Stanley Smith Barney	Jersey City, NJ	900,238	7.97%
	Advisor	National Financial Services LLC	Jersey City, NJ	833,648	7.38%
	Advisor	Pershing LLC	Jersey City, NJ	1,620,388	14.34%
	Advisor	UBS WM USA	Weehawken, NJ	942,499	8.34%

AB Massachusetts Portfolio	A	Charles Schwab & Co.	San Francisco, CA	656,055	5.63%
	A	MLPF&S	Jacksonville, FL	1,880,011	16.14%
	A	Morgan Stanley Smith Barney	Jersey City, NJ	699,260	6.00%
	A	National Financial Services LLC	Jersey City, NJ	3,210,546	27.57%
	A	Pershing LLC	Jersey City, NJ	972,453	8.35%
	A	UBS WM USA	Weehawken, NJ	648,173	5.57%
	B	J.P.O.	W. Springfield, MA	4,178	81.05%
	B	Morgan Stanley Smith Barney	Jersey City, NJ	822	15.94%
	C	LPL Financial	San Diego, CA	497,716	17.08%
	C	MLPF&S	Jacksonville, FL	528,190	18.13%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	166,122	5.70%
	C	National Financial Services LLC	Jersey City, NJ	274,169	9.41%
	C	Pershing LLC	Jersey City, NJ	275,953	9.47%
	C	Raymond James	St. Petersburg, FL	147,196	5.05%
	Advisor	Charles Schwab & Co.	San Francisco, CA	266,525	5.92%
	Advisor	MLPF&S	Jacksonville, FL	313,374	6.97%
	Advisor	National Financial Services LLC	Jersey City, NJ	1,149,630	25.56%
	Advisor	SEI Private Trust Co.	Oaks, PA	1,013,177	22.52%

AB Ohio Portfolio	A	JPMorgan Securities LLC	Brooklyn, NY	895,820	11.77%
	A	MLPF&S	Jacksonville, FL	587,900	7.73%
	A	National Financial Services LLC	Jersey City, NJ	736,374	9.68%
	A	Pershing LLC	Jersey City, NJ	812,094	10.67%
	A	RBC Capital Markets LLC	Minneapolis, MN	471,735	6.20%
	A	UBS WM USA	Weehawken, NJ	590,475	7.76%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	659,137	8.66%
	B	M.I.G. TOD/DE	Dublin, OH	2,590	99.32%
	C	Charles Schwab & Co.	San Francisco, CA	88,349	9.05%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	Edward D. Jones & Co.	Saint Louis, MO	58,178	5.96%
	C	LPL Financial	San Diego, CA	54,516	5.58%
	C	MLPF&S	Jacksonville, FL	72,572	7.43%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	57,640	5.90%
	C	National Financial Services LLC	Jersey City, NJ	67,768	6.94%
	C	Pershing LLC	Jersey City, NJ	122,693	12.56%
	C	UBS WM USA	Weehawken, NJ	58,386	5.98%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	103,356	10.58%

AB Sustainable International Thematic Fund, Inc.	A	MLPF&S	Jacksonville, FL	1,141,533	10.09%
	A	Morgan Stanley Smith Barney	Jersey City, NJ	1,037,027	9.16%
	A	National Financial Services LLC	Jersey City, NJ	692,297	6.12%
	A	Pershing LLC	Jersey City, NJ	673,595	5.95%
	A	UBS WM USA	Weehawken, NJ	646,855	5.72%
	A	Wells Fargo Clearing Services LLC	Saint Louis, MO	753,709	6.66%
	C	Charles Schwab & Co.	San Francisco, CA	35,419	7.74%
	C	LPL Financial	San Diego, CA	40,872	8.94%
	C	MLPF&S	Jacksonville, FL	43,326	9.47%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	45,723	10.00%
	C	National Financial Services LLC	Jersey City, NJ	87,665	19.17%
	C	Raymond James	St. Petersburg, FL	30,526	6.67%
	C	UBS WM USA	Weehawken, NJ	32,505	7.11%
	Advisor	Morgan Stanley Smith Barney	Jersey City, NJ	180,323	5.35%
	Advisor	National Financial Services LLC	Jersey City, NJ	183,102	5.43%
	Advisor	UBS WM USA	Weehawken, NJ	363,006	10.76%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	277,893	8.24%
	R	American United Life Cust. FBO	Indianapolis, IN	33,292	6.51%
	R	Hartford Life Insurance Company	Hartford, CT	148,923	29.14%
	R	MLPF&S	Jacksonville, FL	115,009	22.50%
	R	Reliance Trust Company Custodian	Atlanta, GA	36,367	7.12%
	R	State Street Bank and Trust	Boston, MA	46,452	9.09%
	K	Ascensus Trust Company	Fargo, ND	27,465	7.35%
	K	Ascensus Trust Company	Fargo, ND	31,850	8.53%
	K	Great-West Trust Company, LLC	Greenwood Village, CO	32,073	8.59%
	K	Great-West Trust Company, LLC	Greenwood Village, CO	45,276	12.12%
	K	Great-West Trust Company, LLC	Greenwood Village, CO	20,283	5.43%
	K	Lincoln Retirement Services Company, LLC	Fort Wayne, IN	24,076	6.44%
	K	Lincoln Retirement Services Company, LLC	Fort Wayne, IN	23,940	6.41%
	I	FIIOC as Agent	Covington, KY	33,659	27.64%
	I	Nationwide Trust Company FSB	Columbus, OH	26,708	21.93%
	I	Sanford Bernstein & Co. LLC	White Plains, NY	26,229	21.54%
	I	T. Rowe Price Retirement Plan Services	Owings Mills, MD	16,200	13.30%
	I	TD Ameritrade FBO	Villanova, PA	7,049	5.79%

AB International Value Fund	A	Charles Schwab & Co.	San Francisco, CA	497,669	5.30%
	A	Hartford Life Insurance Company	Hartford, CT	578,325	6.16%
	A	MLPF&S	Jacksonville, FL	916,707	9.77%
	A	Morgan Stanley Smith Barney	Jersey City, NJ	699,517	7.45%
	A	National Financial Services LLC	Jersey City, NJ	840,116	8.95%
	A	Pershing LLC	Jersey City, NJ	544,303	5.80%
	A	Wells Fargo Clearing Services, LLC	Saint Louis, MO	509,873	5.43%
	B	National Financial Services LLC	Jersey City, NJ	4,081	9.64%
	C	Charles Schwab & Co.	San Francisco, CA	49,887	7.40%
	C	LPL Financial	San Diego, CA	58,823	8.72%

Fund	Class	Name	Location	Number of Shares of Class	% of Class
	C	MLPF&S	Jacksonville, FL	172,828	25.62%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	66,944	9.92%
	C	National Financial Services LLC	Jersey City, NJ	104,505	15.49%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	45,415	6.73%
	Advisor	Morgan Stanley Smith Barney	Jersey City, NJ	243,462	6.76%
	Advisor	National Financial Services LLC	Jersey City, NJ	461,030	12.79%
	Advisor	Pershing LLC	Jersey City, NJ	294,722	8.18%
	Advisor	Sanford Bernstein & Co. LLC	White Plains, NY	305,792	8.48%
	Advisor	UBS WM USA	Weehawken, NJ	683,045	18.95%
	Advisor	Wells Fargo Clearing Services, LLC	Saint Louis, MO	253,173	7.02%
	R	Hartford Life Insurance Company	Hartford, CT	468,153	47.08%
	R	MLPF&S	Jacksonville, FL	101,939	10.25%
	R	Reliance Trust Co.	Atlanta, GA	149,423	15.03%
	R	State Street Bank and Trust	Boston, MA	72,237	7.26%
	K	Great-West Trust Company LLC	Greenwood Village, CO	80,345	10.58%
	K	Matrix Trust Company	Phoenix, AZ	57,725	7.60%
	K	Nationwide Trust Company	Columbus, OH	124,017	16.33%
	I	Ascensus Trust Company	Fargo, ND	21,554	6.04%
	I	John Hancock Trust Co., LLC	Westwood, MA	33,752	9.46%
	I	John Hancock Trust Co., LLC	Westwood, MA	45,938	12.88%
	I	Sanford Bernstein & Co. LLC	White Plains, NY	30,931	8.67%
	I	State Street Bank and Trust	Boston, MA	22,620	6.34%
	I	TIAA-CREF Trust Co.	Saint Louis, MO	53,102	14.89%

AB Growth Fund	A	MLPF&S	Jacksonville, FL	1,162,377	10.70%
	A	Morgan Stanley Smith Barney	Jersey City, NJ	975,968	8.98%
	A	National Financial Services LLC	Jersey City, NJ	682,075	6.28%
	A	Pershing LLC	Jersey City, NJ	609,643	5.61%
	A	Wells Fargo Clearing Services LLC	Saint Louis, MO	843,539	7.76%
	C	Charles Schwab & Co.	San Francisco, CA	71,234	7.42%
	C	LPL Financial	San Diego, CA	62,397	6.50%
	C	MLPF&S	Jacksonville, FL	64,684	6.74%
	C	Morgan Stanley Smith Barney	Jersey City, NJ	78,373	8.17%
	C	National Financial Services LLC	Jersey City, NJ	84,145	8.77%
	C	Pershing LLC	Jersey City, NJ	68,896	7.18%
	C	Raymond James	St. Petersburg, FL	233,266	24.31%
	C	Wells Fargo Clearing Services, LLC	Saint Louis, MO	89,721	9.35%
	Advisor	LPL Financial	San Diego, CA	89,081	6.91%
	Advisor	MLPF&S	Jacksonville, FL	134,000	10.39%
	Advisor	Morgan Stanley Smith Barney	Jersey City, NJ	116,839	9.06%
	Advisor	National Financial Services LLC	Jersey City, NJ	228,304	17.70%
	Advisor	Pershing LLC	Jersey City, NJ	241,280	18.71%
	Advisor	UBS WM USA	Weehawken, NJ	94,976	7.36%
	R	Alerus Financial	Saint Paul, MN	1,729	5.91%
	R	Hartford Life Insurance Company	Hartford, CT	22,935	78.36%
	R	MLPF&S	Jacksonville, FL	1,655	5.65%
	K	Ascensus Trust Company	Fargo, ND	3,653	15.66%
	K	Great-West Trust Company, LLC	Greenwood Village, CO	2,879	12.34%
	K	Great-West Trust Company, LLC	Greenwood Village, CO	1,541	6.61%
	K	Great-West Trust Company, LLC	Greenwood Village, CO	4,714	20.21%
	K	Great-West Trust Company, LLC	Greenwood Village, CO	2,275	9.75%
	K	Luciano Prida & Company PA	Tampa, FL	2,045	8.77%
	K	Mid Atlantic Trust Company	Pittsburgh, PA	4,044	17.34%
	I	Great-West Trust Company, LLC	Greenwood Village, CO	56,182	18.50%
	I	National Financial Services LLC	Jersey City, NJ	182,985	60.26%

EXHIBIT C – SUPPLEMENTS TO APPENDICES TO THE PROXY STATEMENT

Supplement to Appendix E – Information Regarding Current Agreements

Fund	Fiscal Year Ended	Aggregate Amount of Management Fees Paid to Adviser ($)	Net Assets ($)
AB Core Opportunities Fund, Inc	11/30/2018	1,504,225	264,933,737
AB Large Cap Growth Fund, Inc.	7/31/2018	32,743,242	7,488,358,771
AB Sustainable International Thematic Fund, Inc.	6/30/2018	2,319,526	278,748,506
AB International Value Fund	11/30/2018	1,906,652	197,593,442
AB Small Cap Growth Portfolio	7/31/2018	11,140,564	1,708,993,972
AB Growth Fund	7/31/2018	6,436,049	971,296,910

Supplement to Appendix F – Reimbursement of Administrative Expenses to the Adviser

Fund	Fiscal Year Ended	Amount Reimbursed for Administrative Services ($)	Amount Waived by the Adviser ($)
AB Cap Fund, Inc.
AB Small Cap Growth Portfolio	7/31/2018	75,053	0
AB Core Opportunities Fund, Inc.	11/30/2018	60,495	0
AB Large Cap Growth Fund, Inc.	7/31/2018	78,971	0
AB Sustainable International Thematic Fund, Inc.	6/30/2018	66,410	0
AB Trust
AB International Value Fund	11/30/2018	64,099	0
The AB Portfolios
AB Growth Fund	7/31/2018	N/A	N/A

Supplement to Appendix J – Fees Paid to Affiliates of the Adviser

Fund	Fiscal Year Ended	Fees Paid to the Distributor ($)	Fees Paid to the Transfer Agent ($)	Affiliated Brokerage Commissions Paid ($)	Percentage of Aggregate Brokerage Commissions Paid to Affiliated Brokers
AB Cap Fund, Inc.
AB Small Cap Growth Portfolio	7/31/2018	1,875,482	473,549	0	0.00%
AB Core Opportunities Fund, Inc.	11/30/2018	683,620	117,954	0	0.00%
AB Large Cap Growth Fund, Inc.	7/31/2018	9,840,833	2,045,038	0	0.00%
AB Sustainable International Thematic Fund, Inc.	6/30/2018	788,845	256,992	0	0.00%
AB Trust
AB International Value Fund	11/30/2018	603,907	192,665	0	0.00%
The AB Portfolios
AB Growth Fund	7/31/2018	2,248,654	653,912	139	0.00%

C-1

AB FUNDS

NOTICE OF ADJOURNED SESSION OF JOINT MEETING OF SHAREHOLDERS AND PROXY STATEMENT SUPPLEMENT

January 7, 2019

ALLIANCEBERNSTEIN®
PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E54669-S80217

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

NA Not applicable ☐ ☐

THE BOARD OF DIRECTORS/TRUSTEES RECOMMEND A VOTE "FOR" PROPOSAL 1.

	For	Against	Abstain
1. To approve the new investment advisory agreements for the Funds with AllianceBernstein L.P.	☐	☐	☐

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Meeting of Shareholders to be Held on March 12, 2019.

The Proxy Statement and Proxy Card for this meeting are available at: www.alliancebernstein.com/abfundsproxy

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

ALL VOTES MUST BE RECEIVED BY MARCH 12, 2019

E54670-S80217

PROXY

PROXY IN CONNECTION WITH THE JOINT MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF DIRECTORS/TRUSTEES OF THE AB FUNDS. The undersigned hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Joint Meeting of Shareholders (the "Meeting") of the AB Funds (each a "Fund", and collectively, the "Funds") to be held at 11:00 a.m., Eastern Time, on March 12, 2019, at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Meeting of Shareholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY